                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Mortgage

Securities Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  John D. Carifa
                                       John D. Carifa


Dated:  September 30, 1996















00250125.AK0

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Mortgage

Securities Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Ruth Block
                                       Ruth Block


Dated:  September 30, 1996















00250125.AK0

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Mortgage

Securities Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  David H. Dievler
                                       David H. Dievler


Dated:  September 30, 1996















00250125.AK0

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Mortgage

Securities Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  James R. Greene
                                       James R. Greene


Dated:  September 30, 1996















00250125.AK0

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Mortgage

Securities Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  James M. Hester
                                       James M. Hester


Dated:  September 30, 1996















00250125.AK0

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Mortgage

Securities Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Clifford L. Michel
                                       Clifford L. Michel


Dated:  September 30, 1996















00250125.AK0

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Mortgage

Securities Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Robert C. White
                                       Robert C. White


Dated:  September 30, 1996















00250125.AK0

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Mortgage

Securities Income Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Donald L. Robinson
                                       Donald L. Robinson


Dated:  September 30, 1996















00250125.AK0